Transamerica Series Trust
Supplement dated March 20, 2009
to the Statement of Additional Information dated November 10, 2008 as Supplemented through December 22, 2008
Effective March 1, 2009, the following information supplements and replaces certain information relating to Transamerica Small/Mid Cap Value VP on page D-31 in “Appendix D — Portfolio Managers”:
Other Accounts Managed by the Portfolio Managers
Transamerica Small/Mid Cap Value VP

	Registered Investment			Other Pooled Investment
(as of October 31, 2008)	Companies			Vehicles			Other Accounts
		Assets			Assets			Assets
Portfolio Manager	Number	Managed		Number	Managed		Number	Managed
Jeffrey J. Hoo (lead)	4	$819.7	million	1	$27.5	million	27	$194.6	million
Joshua D. Shaskan (lead)	10	$1.05	billion	0	$0		60	$282.6	million
Thomas E. Larkin (co)	0	$0		1	$11.0	million	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jeffrey J. Hoo (lead)	0	$0		0	$0		0	$0
Joshua D. Shaskan (lead)	0	$0		0	$0		0	$0
Thomas E. Larkin (co)	0	$0		0	$0		0	$0
Ownership of Securities
As of October 31, 2008, the portfolio managers did not beneficially own any shares of equity securities in the portfolio.
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Investors Should Retain this Supplement for Future Reference